Merger and Acquisition (H.J. Heinz Holding Corporation [Member])	11 Months Ended
Dec. 29, 2013
H.J. Heinz Holding Corporation [Member]
Business Acquisition [Line Items]
Merger and Acquisition
Merger and Acquisition
On February 13, 2013, H. J. Heinz Company entered into the Merger Agreement with Parent and Merger Subsidiary. The acquisition was consummated on June 7, 2013, and as a result, Merger Subsidiary merged with and into H. J. Heinz Company, with H. J. Heinz Company surviving as a wholly owned subsidiary of Holdings, which in turn is an indirect wholly owned subsidiary of Parent. Parent is controlled by the Sponsors. Upon the completion of the Merger, H. J. Heinz Company's shareholders received $72.50 in cash, without interest and less applicable taxes thereon, for each share of common stock held prior to the effective time of the Merger.

Additionally, all outstanding stock option awards, restricted stock units (except for certain retention RSUs which continue on their original terms) and restricted stock awards issued pursuant to various shareholder-approved plans and a shareholder-authorized employee stock purchase plan were automatically canceled and converted into the right to receive cash consideration of $72.50.

The total consideration paid in connection with the Merger was approximately $28.75 billion, including the assumption of the Company's outstanding debt, which was funded by equity contributions from the Sponsors totaling $16.5 billion as well as proceeds received by Merger Subsidiary of approximately $11.5 billion, pursuant to the Senior Credit Facilities (of which $9.5 billion was drawn at the close of the transaction), and $3.1 billion upon the issuance of 4.25% Senior Secured Notes (as defined and described herein) by Merger Subsidiary, less applicable debt issuance costs of $315.9 million. As a result of the Merger and the transactions entered into in connection therewith, we have assumed the liabilities and obligations of Merger Subsidiary, including Merger Subsidiary's obligations under the Senior Credit Facilities.

The preliminary allocation of consideration to the net tangible and intangible assets acquired and liabilities assumed in the Merger reflects preliminary fair value estimates based on management analysis, including preliminary work performed by third-party valuation specialists, which are subject to change within the measurement period as valuations are finalized. The Company has also not yet finalized its estimated acquisition date deferred taxes associated with planned repatriation of accumulated earnings of foreign subsidiaries. Measurement period adjustments that the Company determines to be material will be applied retrospectively to the Merger Date.

The following is a summary of the preliminary allocation of the purchase price of the Merger to the estimated fair values of assets acquired and liabilities assumed in the transaction:

(In thousands)
Cash (including excess cash from Parent)	$3,223,588
Other current assets	3,734,558
Property, Plant and Equipment	2,681,670
Trademark and other intangibles	14,406,924
Other non-current assets	652,038
Trade and other payables	(2,799,165)
Long term debt	(3,021,655)
Deferred income taxes	(4,221,354)
Non-pension postretirement benefits and other noncurrent liabilities	(662,439)
Redeemable non controlling interest and non controlling interest	(258,008)
Net assets acquired	13,736,157
Goodwill on acquisition	15,016,807
Total consideration pushed down from Parent	28,752,964
Debt repayment and associated costs	(3,976,847)
Excess cash from parent	(1,153,621)
Other transaction related costs	(58,242)
Total consideration paid to predecessor shareholders	23,564,254
Cash and cash equivalents of Predecessor at June 7, 2013	(2,069,967)
Acquisitions of business, net of cash on hand	$21,494,287

Subsequent to the first quarter of the transition period, the Company made revisions to the purchase price allocation based on updated fair value estimates principally affecting trademarks and other intangibles and related tax effects. The adjustments were not recorded retrospectively as the impact was not considered to be material.

Trade receivables and payables, as well as other current and non-current assets and liabilities were valued at the existing carrying values as they represented the fair value of those items at the time of the Merger, based on management's judgments and estimates.

Finished goods and work-in-process inventory has been valued using a net realizable value approach resulting in a step-up of $384.4 million which is recognized in Cost of products sold in the Successor period as the related inventory is sold. Raw materials and packaging inventory has been valued using the replacement cost approach.

Property, plant and equipment have been valued using a combination of the income approach, the market approach and cost approach which is based on current replacement and/or reproduction cost of the asset as new, less depreciation attributable to physical, functional, and economic factors. Useful lives of the property, plant and equipment were estimated to be between 3 and 40 years.

Trademarks have been valued using the excess earnings method for top tier brands and the relief from royalty method for other brands. The excess earnings method estimates fair value of an intangible asset by deducting expected costs, including income taxes, from expected revenues attributable to that asset to arrive at after-tax cash flows. From such after-tax cash flows, after-tax contributory asset charges are deducted to arrive at incremental after-tax cash flows. These resulting cash flows are discounted to a present value to which the tax amortization benefit is added to arrive at fair value. Relief from royalty method under the income approach estimates the cost savings that accrue to the Company which would otherwise have to pay royalties or license fees on revenues earned through the use of the asset. The Company's trademarks are considered to have indefinite lives.

Customer relationships were determined using the distributor method, a variation of the excess earnings method discussed above, whereby distributor-based inputs for margins and contributory asset charges are used. The useful lives of customer relationships is estimated to be 20 years.

Existing long term debt assumed in the Merger was fair valued based on quoted market prices. The debt assumed included the Company's existing 6.375% Debentures due 2028, 6.25% Notes due 2030, 6.75% Notes due 2032 and 7.125% Notes due 2039.

Deferred income tax assets and liabilities as of the acquisition date represent the expected future tax consequences of temporary differences between the fair values of the assets acquired and liabilities assumed and their tax bases.

The total non tax deductible goodwill relating to the Merger is $15.02 billion. The goodwill recognized relates principally to the Company's established global organization, reputation and strategic positioning.

In the Successor period February 8, 2013 to December 29, 2013, the Company incurred $157.9 million in Merger related costs on a pretax basis, including $70.0 million consisting primarily of advisory fees, legal, accounting and other professional costs. The Company also incurred $87.9 million related to severance and compensation arrangements pursuant to existing agreements with certain former executives and employees in connection with the Merger. These amounts are separately reflected in the accompanying statement of operations for the Successor period.

Prior to consummation of the Merger, the Company incurred $112.2 million of Merger related costs, including $48.1 million resulting from the acceleration of expense for stock options, restricted stock units and other compensation plans pursuant to the existing change in control provisions of those plans, and $64.0 million of professional fees. These amounts are separately reflected in Merger related costs in the accompanying statement of operations for the Predecessor period. The Company also recorded a loss from the extinguishment of debt of approximately $129.4 million for debt required to be repaid upon closing as a result of the change in control which is reflected in Other (expense) income, net, in the accompanying statement of operations for the Predecessor period.

In the fourth quarter of Fiscal 2013, the Company incurred $44.8 million of Merger related costs, including legal, accounting and other professional fees.

The following unaudited pro forma financial data summarizes the Company's results of operations as if the Transaction had occurred as of April 30, 2012. The pro forma data is for informational purposes only and may not necessarily reflect the actual results of operations had the Merger been consummated on April 30, 2012.

	Eight Months Ended	Fiscal Year
	December 29, 2013	April 28, 2013
	(In thousands)

Revenue	$7,352,434	$11,528,886
Income/(loss) from continuing operations	$186,721	$324,042

The most significant of the pro forma adjustments were to reflect the impact of Merger related costs, the unrealized gain on derivative instruments, higher cost of products sold associated with the preliminary purchase accounting adjustments related to the step-up in inventory, amortization of intangible assets and depreciation of property, plant and equipment, and higher interest expense associated with increased debt, in the prior year period.